Statement of        U.S. Department of Housing       OMB Approval No. 2502-0052
Profit and Loss     and Urban Development                        (Exp. 9/30/98)
                    Office of Housing
                    Federal Housing Commissioner

Public reporting burden for this collection of information is estimated to average 1 hour per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspects of teh collection of information, including suggestions for reducing this burden, to the Reports Management Officer, Paperwork Reduction Project (2502-0052). Office of Information Technology, U.S .Department of Housing and Urban Development, Washington, D.C. 20410-3600. This agency may not collect this information, and you are not required to complete this form, unless it displays a currently valid OMB control number.


Do not send this form to the above address.
-------------------------------------------------------------------------------------------------------------------------------
For Month/Period
Beginning           Ending         Project Number                               Project Name:
---------           ------         --------------                               -------------
Jan. 1, 1997        Dec. 31, 1997  114-11122-REF                                COVE APARTMENTS, L.C.
-------------------------------------------------------------------------------------------------------------------------------
     Part I             Description of Account                                  Acct. No.      Amount*
-------------------------------------------------------------------------------------------------------------------------------
                    Apartments or Member Carrying Charges (Coops)               5120      $1,977,900
                    Tenant Assistance Payments                                  5121      $
                    Furniture and Equipment                                     5130      $
     Rental         Stores and Commercial                                       5140      $
     Income         Garage and Parking Spaces                                   5170      $
      5100          Flexible Subsidy Income                                     5180      $
                    Miscellaneous (specify)                                     5190      $
                    Total Rent Revenue Potential at 100% Occupancy                                            $1,977,900
-------------------------------------------------------------------------------------------------------------------------------
                    Apartments                                                  5220      $ (298,618)
                    Furniture and Equipment                                     5230        (       )
   Vacancies        Stores and Commercial                                       5240        (       )
     5200           Garage and Parking Spaces                                   5270        (       )
                    Miscellaneous (specify)                                     5290        (       )
                    Total Vacancies                                                                             (298,618)
                    Net Rental Revenue Rent Revenue Less Vacancies                                            $1,679,282
-------------------------------------------------------------------------------------------------------------------------------
                    Elderly and Congregate Services Income -- 5300
                    Total Service Income (Schedule Attached)                    5300                          $
-------------------------------------------------------------------------------------------------------------------------------
                    Interest Income -- Project Operations                       5410
  Financial         Income from Investments -- Residual Receipts                5430      $    1,819
   Revenue          Income from Investments -- Reserve for Replacement          5440      $    4,510
     5400           Income from Investments -- Miscellaneous                    5490      $
                    Total Financial Revenue                                                                   $    6,329
-------------------------------------------------------------------------------------------------------------------------------
                    Laundry and Vending                                         5910      $   38,965
                    NSF and Late Charges                                        5920      $    1,977
   Other            Damages and Cleaning Fees                                   5930      $    7,492
  Revenue           Forfeited Tenant Security Deposits                          5940      $   18,819
    5900            Other Revenue (specify) Credit Report Reimburse.            5990      $    8,515
                    Total Other Revenue                                                                       $   75,768
-------------------------------------------------------------------------------------------------------------------------------
                    Total Revenue                                                                             $1,761,379
                    Advertising                                                 6210      $   63,176
                    Other Administrative Expense                                6250      $   11,644
                    Office Salaries                                             6310      $  100,853
                    Office Supplies                                             6311      $    5,318
  Administrative    Office or Model Apartment Rent                              6312      $    5,657
    Expenses        Management                                                  6320      $   70,100
   6200/6300        Manager or Superintendent Salaries                          6330      $
                    Manager or Superintendent Rent Free Unit                    6331      $
                    Legal Expenses (Project)                                    6340      $
                    Auditing Expenses (Project)                                 6350      $    5,000
                    Bookkeeping Fees/Accounting Services                        6351      $    2,500
                    Telephone and Answering Service                             6360      $    7,313
                    Bad Debts                                                   6370      $
                    Miscellaneous Administrative Expenses (specify)             6390      $    3,673
                    Total Administrative Expenses                                                             $  275,234
-------------------------------------------------------------------------------------------------------------------------------
                    Fuel Oil/Coal                                               6420      $
   Utilities        Electricity (Light and Misc. Power)                         6450      $   28,860
    Expense         Water                                                       6451      $   22,176
     6400           Gas                                                         6452      $   33,510
                    Sewer                                                       6453      $
                    Total Utilities Expense                                                                   $   84,546
-------------------------------------------------------------------------------------------------------------------------------
*All amounts must be rounded to the nearest dollar; $.50 and over.                                       form HUD-92410 (7/91)
                                                                                                            ref Handbook 43702

                                   Page 1 of 2

                                       4

-------------------------------------------------------------------------------------------------------------------------------
                    Janitor and Cleaning Payroll                                6510      $
                    Janitor and Cleaning Supplies                               6515      $     1,430
                    Janitor and Cleaning Contract                               6517      $
                    Exterminating Payroll Contract                              6519      $     5,094
                    Exterminating Supplies                                      6520      $
                    Garbage and Trash Removal                                   6525      $     9,745
   Operating and    Security Payroll Contract                                   6530      $    10,520
   Maintenance      Grounds Payroll                                             6535      $
    Expenses        Grounds Supplies                                            6536      $
     6500           Grounds Contract                                            6537      $    30,805
                    Repairs Payroll                                             6540      $    92,023
                    Repairs Material                                            6541      $    46,445
                    Repairs Contract                                            6542      $    32,518
                    Elevator Maintenance Contract                               6545      $
                    Heating/Cooling Repairs and Maintenance                     6546      $     6,292
                    Swimming Pool Maintenance/Contract                          6547      $     3,212
                    Snow Removal                                                6548      $
                    Decorating Payroll/Contract                                 6560      $
                    Decorating Supplies                                         6561      $
                    Other                                                       6570      $
                    Miscellaneous Operating and Maintenance Expenses            6590      $       188
                    Total Operating and Maintenance Expenses                                                  $  238,272
-------------------------------------------------------------------------------------------------------------------------------
                    Real Estate Taxes                                           6710      $   227,046
                    Payroll Taxes (FICA)                                        6711      $    19,759
                    Miscellaneous Taxes, Licenses and Permits                   6719      $
    Taxes           Property and Liability Insurance (Hazard)                   6720      $    51,573
     and            Fidelity Bond Insurance                                     6721      $
  Insurance         Workmen's Compensation                                      6722      $    16,746
    6700            Health Insurance and Other Employee Benefits                6723      $    13,582
                    Other Insurance (specify)                                   6729      $
                    Total Taxes and Insurances                                                                $  328,706
-------------------------------------------------------------------------------------------------------------------------------
                    Interest on Bonds Payable                                   6810      $
                    Interest on Mortgage Payable                                6820      $   506,768
   Financial        Interest on Notes Payable (Long-Term)                       6830      $
    Expenses        Interest on Notes Payable (Short-Term)                      6840      $
      6800          Mortgage Insurance Premium Service Charge                   6850      $    33,209
                    Miscellaneous Financial Expenses                            6890      $
                    Total Financial Expenses                                                                  $  539,977
-------------------------------------------------------------------------------------------------------------------------------
    Elderly &       Total Service Expenses -- Schedule Attached                 6900                          $
   Congregate       Total Cost of Operations Before Depreciation                                              $1,466,735
     Service        Profit (Loss) Before Depreciation                                                         $  294,644
     Expenses       Depreciation (Total) -- 6600 (specify)                      6900                          $  215,304
       6900         Operating Profit or (Loss)                                                                $   79,340
-------------------------------------------------------------------------------------------------------------------------------
   Corporate or     Officer Salaries                                            7110      $
    Mortgagor       Legal Expenses (Entity)                                     7120      $
     Entity         Taxes (Federal-State-Entity)                                7130-32   $
    Expenses        Other Expenses (Entity)                                     7190      $
      7100          Total Corporate Expenses                                                                  $
                    Net Profit or (Loss)                                                                      $   79,340
-------------------------------------------------------------------------------------------------------------------------------

Warning: HUD will prosecute false claims and statements. Conviction may result in criminal and/or civil penalties (18 U.S.C. 1001,
1010, 1012;31 U.S.C. 3729, 3802) Miscellaneous or other Income and Expense Sub-account Groups. If miscellaneous or other income and/or expense sub-accounts (5190, 5290, 5490, 5990, 6390, 6590, 6729, 6690, and 7190) exceed the Account Groupings by 10% or more, attach a separate schedule describing or explaining the miscellaneous income or expense.

-------------------------------------------------------------------------------------------------------------------------------
     Part II
-------------------------------------------------------------------------------------------------------------------------------
     1.   Total principal payments required under the mortgage, even if payments under a Workout Agreement
          are less or more than those required under the mortgage.                                            $   54,770
-------------------------------------------------------------------------------------------------------------------------------
     2.   Replacement Reserve deposits required by the Regulatory Agreement or Amendments thereto, even
          if payments may be temporarily suspended or waived.                                                 $   37,530
-------------------------------------------------------------------------------------------------------------------------------
     3.   Replacement or Painting Reserve releases which are included as expense items on this Profit and
          Loss statement.                                                                                     $        0
-------------------------------------------------------------------------------------------------------------------------------
     4.   Project Improvement Reserve Releases under the Flexible Subsidy Program that are included as
          expense items on this Profit and Loss Statement.                                                    $        0
-------------------------------------------------------------------------------------------------------------------------------
*All amounts must be rounded to the nearest dollar; $50 and over.                                         form HUD-92410 (7/91)
                                                                                                             ref Handbook 43702

                                  Page 2 of 2

Computation of Surplus Cash,       U.S. Department of Housing
Distributions and Residual         and Urban Development
Receipts                           Office of Housing
                                   Federal Housing Commissioner

--------------------------------------------------------------------------------------------------------------------------------
Project Name:                 Fiscal Period Ended:                              Project Number:

COVE APARTMENTS, L.C.              12/31/97                                     114-11122-REF
--------------------------------------------------------------------------------------------------------------------------------

Part A -- Compute Surplus Cash
--------------------------------------------------------------------------------------------------------------------------------
Cash
--------------------------------------------------------------------------------------------------------------------------------
 1.   Cash (Accounts 1110, 1120, 1191, 1192)                                    $  105,422
--------------------------------------------------------------------------------------------------------------------------------
 2.   Tenant subsidy vouchers due for period covered by financial statement     $
--------------------------------------------------------------------------------------------------------------------------------
 3.   Other (describe)                                                          $   41,068
--------------------------------------------------------------------------------------------------------------------------------
      (a) Total Cash (Add Lines 1, 2, and 3)                                                                  $ 146,490
--------------------------------------------------------------------------------------------------------------------------------
Current Obligations
--------------------------------------------------------------------------------------------------------------------------------
 4.   Accrued mortgage interest payable                                         $
--------------------------------------------------------------------------------------------------------------------------------
 5.   Delinquent mortgage principal payments                                    $
--------------------------------------------------------------------------------------------------------------------------------
 6.   Delinquent deposits to reserve for replacements                           $
--------------------------------------------------------------------------------------------------------------------------------
 7.   Accounts payable (due within 30 days)                                     $
--------------------------------------------------------------------------------------------------------------------------------
 8.   Loans and notes payable (due within 30 days)                              $
--------------------------------------------------------------------------------------------------------------------------------
 9.   Deficient Tax Insurance or MIP Escrow Deposits                            $
--------------------------------------------------------------------------------------------------------------------------------
10.   Accrued expenses (not escrowed)                                           $   11,893
--------------------------------------------------------------------------------------------------------------------------------
11.   Prepaid Rents (Account 2210)                                              $    9,738
--------------------------------------------------------------------------------------------------------------------------------
12.   Tenant security deposits liability (Account 2191)                         $   55,599
--------------------------------------------------------------------------------------------------------------------------------
13.   Other (Describe)                                                          $
--------------------------------------------------------------------------------------------------------------------------------
      (b) Less Total Current Obligations (Add Lines 4 through 13)                                             $  77,190
--------------------------------------------------------------------------------------------------------------------------------
      (c) Surplus Cash (Deficiency) (Line (a) minus Line (b))                                                 $  69,300
--------------------------------------------------------------------------------------------------------------------------------
Part B -- Compute Distributions to Owners and Required Deposit to Residual Receipts
--------------------------------------------------------------------------------------------------------------------------------
 1.   Surplus Cash                                                                                            $  69,300
--------------------------------------------------------------------------------------------------------------------------------
Limited Dividends Projects
--------------------------------------------------------------------------------------------------------------------------------
2a.   Annual Distribution Earned During Fiscal Period Covered by the Statement  $
--------------------------------------------------------------------------------------------------------------------------------
2b.   Distribution Accrued and Unpaid as of the End of the Prior Fiscal Period  $
--------------------------------------------------------------------------------------------------------------------------------
2c.   Distributions Paid During Fiscal Period Covered by Statement              $
--------------------------------------------------------------------------------------------------------------------------------
 3.   Amount to be Carried on Balanced Sheet as Distribution Earned but Unpaid  $   69,300
      (Line 2a plus 2b minus 2c)
--------------------------------------------------------------------------------------------------------------------------------
 4.   Amount Available for Distribution During Next Fiscal Period                                             $  69,300
--------------------------------------------------------------------------------------------------------------------------------
 5.   Deposit Due Residual Receipts (Must be deposited with Mortgagee within
      60 days after Fiscal Period ends)                                                                       $
--------------------------------------------------------------------------------------------------------------------------------
                          Prepared By                                                       Reviewed By
--------------------------------------------------------------------------------------------------------------------------------
Loan Technician                              Date                     Loan Servicer                                Date
--------------------------------------------------------------------------------------------------------------------------------
                                                           Page 1 of 2                                    form HUD-93486 (12/80)

Statement of        U.S. Department of Housing       OMB Approval No. 2502-0052
Profit and Loss     and Urban Development                        (Exp. 9/30/98)
                    Office of Housing
                    Federal Housing Commissioner

Public reporting burden for this collection of information is estimated to average 1 hour per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspects of teh collection of information, including suggestions for reducing this burden, to the Reports Management Officer, Paperwork Reduction Project (2502-0052). Office of Information Technology, U.S .Department of Housing and Urban Development, Washington, D.C. 20410-3600. This agency may not collect this information, and you are not required to complete this form, unless it displays a currently valid OMB control number.

Do not send this form to the above address.
-------------------------------------------------------------------------------------------------------------------------------
For Month/Period
Beginning:          Ending:        Project Number:                               Project Name:
---------           ------         ---------------                               -------------
01/01/97            12/31/97       114-11123-REF                                OXFORD APARTMENTS, L.C.
-------------------------------------------------------------------------------------------------------------------------------
     Part I             Description of Account                                  Acct. No.      Amount*
-------------------------------------------------------------------------------------------------------------------------------
                    Apartments or Member Carrying Charges (Coops)               5120      $2,702,190
                    Tenant Assistance Payments                                  5121      $
                    Furniture and Equipment                                     5130      $
     Rental         Stores and Commercial                                       5140      $
     Income         Garage and Parking Spaces                                   5170      $
      5100          Flexible Subsidy Income                                     5180      $
                    Miscellaneous (specify)                                     5190      $
                    Total Rent Revenue Potential at 100% Occupancy                                            $2,702,190
-------------------------------------------------------------------------------------------------------------------------------
                    Apartments                                                  5220      $ (244,824)
                    Furniture and Equipment                                     5230        (       )
   Vacancies        Stores and Commercial                                       5240        (       )
     5200           Garage and Parking Spaces                                   5270        (       )
                    Miscellaneous (specify)                                     5290        (       )
                    Total Vacancies                                                                             (244,824)
                    Net Rental Revenue Rent Revenue Less Vacancies                                            $2,457,366
-------------------------------------------------------------------------------------------------------------------------------
                    Elderly and Congregate Services Income -- 5300
                    Total Service Income (Schedule Attached)                    5300                          $
-------------------------------------------------------------------------------------------------------------------------------
                    Interest Income -- Project Operations                       5410      $    2,433
  Financial         Income from Investments -- Residual Receipts                5430      $
   Revenue          Income from Investments -- Reserve for Replacement          5440      $   10,250
     5400           Income from Investments -- Miscellaneous                    5490      $
                    Total Financial Revenue                                                                   $   12,863
-------------------------------------------------------------------------------------------------------------------------------
                    Laundry and Vending                                         5910      $   36,697
                    NSF and Late Charges                                        5920      $    7,238
   Other            Damages and Cleaning Fees                                   5930      $    6,793
  Revenue           Forfeited Tenant Security Deposits                          5940      $   20,390
    5900            Other Revenue (specify) Credit Report Reimburse.            5990      $    6,750
                    Total Other Revenue                                                                       $   77,868
-------------------------------------------------------------------------------------------------------------------------------
                    Total Revenue                                                                             $2,547,917
                    Advertising                                                 6210      $   80,471
                    Other Administrative Expense                                6250      $   10,274
                    Office Salaries                                             6310      $  122,204
                    Office Supplies                                             6311      $    6,261
  Administrative    Office or Model Apartment Rent                              6312      $   16,675
    Expenses        Management                                                  6320      $  100,874
   6200/6300        Manager or Superintendent Salaries                          6330      $
                    Manager or Superintendent Rent Free Unit                    6331      $
                    Legal Expenses (Project)                                    6340      $    1,192
                    Auditing Expenses (Project)                                 6350      $    5,500
                    Bookkeeping Fees/Accounting Services                        6351      $    2,500
                    Telephone and Answering Service                             6360      $    8,613
                    Bad Debts                                                   6370      $
                    Miscellaneous Administrative Expenses (specify)             6390      $ (    716)
                    Total Administrative Expenses                                                             $  353,848
-------------------------------------------------------------------------------------------------------------------------------
                    Fuel Oil/Coal                                               6420      $
   Utilities        Electricity (Light and Misc. Power)                         6450      $   41,694
    Expense         Water                                                       6451      $   86,298
                    Gas                                                         6452      $   30,631
                    Sewer                                                       6453      $
                    Total Utilities Expense                                                                   $  158,623
-------------------------------------------------------------------------------------------------------------------------------
*All amounts must be rounded to the nearest dollar; $.50 and over.                                       form HUD-92410 (7/91)
                                                                                                           ref Handbook 4370.2
                                   Page 1 of 2

                                       4


-------------------------------------------------------------------------------------------------------------------------------
                    Janitor and Cleaning Payroll                                6510      $
                    Janitor and Cleaning Supplies                               6515      $     2,167
                    Janitor and Cleaning Contract                               6517      $
                    Exterminating Payroll Contract                              6519      $     6,972
                    Exterminating Supplies                                      6520      $
                    Garbage and Trash Removal                                   6525      $    10,612
  Operating and     Security Payroll Contract                                   6530      $    27,335
   Maintenance      Grounds Payroll                                             6535      $
    Expenses        Grounds Supplies                                            6536      $
      6500          Grounds Contract                                            6537      $    29,837
                    Repairs Payroll                                             6540      $   125,131
                    Repairs Material                                            6541      $    51,108
                    Repairs Contract                                            6542      $    36,283
                    Elevator Maintenance Contract                               6545      $
                    Heating/Cooling Repairs and Maintenance                     6546      $     7,253
                    Swimming Pool Maintenance/Contract                          6547      $     3,055
                    Snow Removal                                                6548      $
                    Decorating Payroll/Contract                                 6560      $
                    Decorating Supplies                                         6561      $
                    Other                                                       6570      $
                    Miscellaneous Operating and Maintenance Expenses            6590      $     1,556
                    Total Operating and Maintenance Expenses                                                  $  301,309
-------------------------------------------------------------------------------------------------------------------------------
                    Real Estate Taxes                                           6710      $   249,926
                    Payroll Taxes (FICA)                                        6711      $    27,371
                    Miscellaneous Taxes, Licenses and Permits                   6719      $
    Taxes           Property and Liability Insurance (Hazard)                   6720      $    53,144
     and            Fidelity Bond Insurance                                     6721      $
  Insurance         Workmen's Compensation                                      6722      $    23,087
    6700            Health Insurance and Other Employee Benefits                6723      $    18,810
                    Other Insurance (specify)                                   6729      $
                    Total Taxes and Insurances                                                                $  372,338
-------------------------------------------------------------------------------------------------------------------------------
                    Interest on Bonds Payable                                   6810      $
                    Interest on Mortgage Payable                                6820      $   696,806
   Financial        Interest on Notes Payable (Long-Term)                       6830      $
    Expenses        Interest on Notes Payable (Short-Term)                      6840      $
      6800          Mortgage Insurance Premium Service Charge                   6850      $    45,663
                    Miscellaneous Financial Expenses                            6890      $
                    Total Financial Expenses                                                                  $  742,469
-------------------------------------------------------------------------------------------------------------------------------
    Elderly &       Total Service Expenses -- Schedule Attached                 6900                          $
   Congregate       Total Cost of Operations Before Depreciation                                              $1,928,587
     Service        Profit (Loss) Before Depreciation                                                         $  619,330
     Expenses       Depreciation (Total) -- 6600 (specify)                      6900                          $  486,923
       6900         Operating Profit or (Loss)                                                                $  132,407
-------------------------------------------------------------------------------------------------------------------------------
  Corporate or      Officer Salaries                                            7110      $
   Mortgagor        Legal Expenses (Entity)                                     7120      $
    Entity          Taxes (Federal-State-Entity)                                7130-32   $
   Expenses         Other Expenses (Entity)                                     7190      $
     7100           Total Corporate Expenses                                                                  $
                    Net Profit or (Loss)                                                                      $  132,407
-------------------------------------------------------------------------------------------------------------------------------

Warning: HUD will prosecute false claims and statements. Conviction may result in criminal and/or civil penalties (18 U.S.C 1001,
1010, 1012;31 U.S.C. 3729, 3802) Miscellaneous or other Income and Expense Sub-account Groups. If miscellaneous or other income and/or expense sub-accounts (5190, 5290, 5490, 5990, 6390, 6590, 6729, 6690, and 7190) exceed the Account Groupings by 10% or more, attach a separate schedule describing or explaining the miscellaneous income or expense.

-------------------------------------------------------------------------------------------------------------------------------
     Part II
-------------------------------------------------------------------------------------------------------------------------------
     1.   Total principal payments required under the mortgage, even if payments under a Workout Agreement
          are less or more than those required under the mortgage.                                            $   75,309
-------------------------------------------------------------------------------------------------------------------------------
     2.   Replacement Reserve deposits required by the Regulatory Agreement or Amendments thereto, even
          if payments may be temporarily suspended or waived.                                                 $   48,892
-------------------------------------------------------------------------------------------------------------------------------
     3.   Replacement or Painting Reserve releases which are included as expense items on this Profit and
          Loss statement.                                                                                     $        0
-------------------------------------------------------------------------------------------------------------------------------
     4.   Project Improvement Reserve Releases under the Flexible Subsidy Program that are included as
          expense items on this Profit and Loss Statement.                                                    $        0
-------------------------------------------------------------------------------------------------------------------------------
*All amounts must be rounded to the nearest dollar; $50 and over.                                         form HUD-92410 (7/91)
                                                                                                             ref Handbook 43702

                                  Page 2 of 2

Computation of Surplus Cash,       U.S. Department of Housing
Distributions and Residual         and Urban Development
Receipts                           Office of Housing
                                   Federal Housing Commissioner

--------------------------------------------------------------------------------------------------------------------------------
Project Name:                 Fiscal Period Ended:                              Project Number:

OXFORD APARTMENTS, L.C.            06/30/1997                                   114-11123-REF
--------------------------------------------------------------------------------------------------------------------------------

Part A -- Compute Surplus Cash
--------------------------------------------------------------------------------------------------------------------------------
Cash
--------------------------------------------------------------------------------------------------------------------------------
 1.   Cash (Accounts 1110, 1120, 1191, 1192)                                    $  243,235
--------------------------------------------------------------------------------------------------------------------------------
 2.   Tenant subsidy vouchers due for period covered by financial statement     $
--------------------------------------------------------------------------------------------------------------------------------
 3.   Other (describe)                                                          $
--------------------------------------------------------------------------------------------------------------------------------
      (a) Total Cash (Add Lines 1, 2, and 3)                                                                  $ 243,235
--------------------------------------------------------------------------------------------------------------------------------
Current Obligations
--------------------------------------------------------------------------------------------------------------------------------
 4.   Accrued mortgage interest payable                                         $
--------------------------------------------------------------------------------------------------------------------------------
 5.   Delinquent mortgage principal payments                                    $
--------------------------------------------------------------------------------------------------------------------------------
 6.   Delinquent deposits to reserve for replacements                           $
--------------------------------------------------------------------------------------------------------------------------------
 7.   Accounts payable (due within 30 days)                                     $
--------------------------------------------------------------------------------------------------------------------------------
 8.   Loans and notes payable (due within 30 days)                              $
--------------------------------------------------------------------------------------------------------------------------------
 9.   Deficient Tax Insurance or MIP Escrow Deposits                            $
--------------------------------------------------------------------------------------------------------------------------------
10.   Accrued expenses (not escrowed)                                           $   22,614
--------------------------------------------------------------------------------------------------------------------------------
11.   Prepaid Rents (Account 2210)                                              $    5,065
--------------------------------------------------------------------------------------------------------------------------------
12.   Tenant security deposits liability (Account 2191)                         $   67,962
--------------------------------------------------------------------------------------------------------------------------------
13.   Other (Describe)                                                          $
--------------------------------------------------------------------------------------------------------------------------------
      (b) Less Total Current Obligations (Add Lines 4 through 13)                                             $  95,641
--------------------------------------------------------------------------------------------------------------------------------
      (c) Surplus Cash (Deficiency) (Line (a) minus Line (b))                                                 $ 147,594
--------------------------------------------------------------------------------------------------------------------------------
Part B -- Compute Distributions to Owners and Required Deposit to Residual Receipts
--------------------------------------------------------------------------------------------------------------------------------
 1.   Surplus Cash                                                                                            $ 147,594
--------------------------------------------------------------------------------------------------------------------------------
Limited Dividends Projects
--------------------------------------------------------------------------------------------------------------------------------
2a.   Annual Distribution Earned During Fiscal Period Covered by the Statement  $
--------------------------------------------------------------------------------------------------------------------------------
2b.   Distribution Accrued and Unpaid as of the End of the Prior Fiscal Period  $
--------------------------------------------------------------------------------------------------------------------------------
2c.   Distributions Paid During Fiscal Period Covered by Statement              $
--------------------------------------------------------------------------------------------------------------------------------
 3.   Amount to be Carried on Balanced Sheet as Distribution Earned but Unpaid  $
      (Line 2a plus 2b minus 2c)
--------------------------------------------------------------------------------------------------------------------------------
 4.   Amount Available for Distribution During Next Fiscal Period                                             $ 147,594
--------------------------------------------------------------------------------------------------------------------------------
 5.   Deposit Due Residual Receipts (Must be deposited with Mortgagee within
      60 days after Fiscal Period ends)                                                                       $
--------------------------------------------------------------------------------------------------------------------------------
                          Prepared By                                                       Reviewed By
--------------------------------------------------------------------------------------------------------------------------------
Loan Technician                              Date                     Loan Servicer                                Date
--------------------------------------------------------------------------------------------------------------------------------
                                                           Page 1 of 2                                    form HUD-93486 (12/80)

Computation of Surplus Cash,       U.S. Department of Housing
Distributions and Residual         and Urban Development
Receipts                           Office of Housing
                                   Federal Housing Commissioner

--------------------------------------------------------------------------------------------------------------------------------
Project Name:                 Fiscal Period Ended:                              Project Number:

OXFORD APARTMENTS, L.C.            12/31/1997                                   114-11123-REF
--------------------------------------------------------------------------------------------------------------------------------

Part A -- Compute Surplus Cash
--------------------------------------------------------------------------------------------------------------------------------
Cash
--------------------------------------------------------------------------------------------------------------------------------
 1.   Cash (Accounts 1110, 1120, 1191, 1192)                                    $  417,277
--------------------------------------------------------------------------------------------------------------------------------
 2.   Tenant subsidy vouchers due for period covered by financial statement     $
--------------------------------------------------------------------------------------------------------------------------------
 3.   Other (describe)                                                          $
--------------------------------------------------------------------------------------------------------------------------------
      (a) Total Cash (Add Lines 1, 2, and 3)                                                                  $ 417,277
--------------------------------------------------------------------------------------------------------------------------------
Current Obligations
--------------------------------------------------------------------------------------------------------------------------------
 4.   Accrued mortgage interest payable                                         $
--------------------------------------------------------------------------------------------------------------------------------
 5.   Delinquent mortgage principal payments                                    $
--------------------------------------------------------------------------------------------------------------------------------
 6.   Delinquent deposits to reserve for replacements                           $
--------------------------------------------------------------------------------------------------------------------------------
 7.   Accounts payable (due within 30 days)                                     $
--------------------------------------------------------------------------------------------------------------------------------
 8.   Loans and notes payable (due within 30 days)                              $
--------------------------------------------------------------------------------------------------------------------------------
 9.   Deficient Tax Insurance or MIP Escrow Deposits                            $
--------------------------------------------------------------------------------------------------------------------------------
10.   Accrued expenses (not escrowed)                                           $   96,181
--------------------------------------------------------------------------------------------------------------------------------
11.   Prepaid Rents (Account 2210)                                              $   17,120
--------------------------------------------------------------------------------------------------------------------------------
12.   Tenant security deposits liability (Account 2191)                         $   74,029
--------------------------------------------------------------------------------------------------------------------------------
13.   Other (Describe)                                                          $
--------------------------------------------------------------------------------------------------------------------------------
      (b) Less Total Current Obligations (Add Lines 4 through 13)                                             $ 187,330
--------------------------------------------------------------------------------------------------------------------------------
      (c) Surplus Cash (Deficiency) (Line (a) minus Line (b))                                                 $ 229,947
--------------------------------------------------------------------------------------------------------------------------------
Part B -- Compute Distributions to Owners and Required Deposit to Residual Receipts
--------------------------------------------------------------------------------------------------------------------------------
 1.   Surplus Cash                                                                                            $ 377,541
--------------------------------------------------------------------------------------------------------------------------------
Limited Dividends Projects
--------------------------------------------------------------------------------------------------------------------------------
2a.   Annual Distribution Earned During Fiscal Period Covered by the Statement  $
--------------------------------------------------------------------------------------------------------------------------------
2b.   Distribution Accrued and Unpaid as of the End of the Prior Fiscal Period  $
--------------------------------------------------------------------------------------------------------------------------------
2c.   Distributions Paid During Fiscal Period Covered by Statement              $  147,594
--------------------------------------------------------------------------------------------------------------------------------
 3.   Amount to be Carried on Balanced Sheet as Distribution Earned but Unpaid  $  229,947
      (Line 2a plus 2b minus 2c)
--------------------------------------------------------------------------------------------------------------------------------
 4.   Amount Available for Distribution During Next Fiscal Period                                             $ 229,947
--------------------------------------------------------------------------------------------------------------------------------
 5.   Deposit Due Residual Receipts (Must be deposited with Mortgagee within
      60 days after Fiscal Period ends)                                                                       $
--------------------------------------------------------------------------------------------------------------------------------
                          Prepared By                                                         Reviewed By
--------------------------------------------------------------------------------------------------------------------------------
Loan Technician                              Date                     Loan Servicer                                Date
--------------------------------------------------------------------------------------------------------------------------------
                                                           Page 1 of 2                                    form HUD-93486 (12/80)


                                       15